EXECUTION COPY

Exhibit 10.111

PROMISSORY NOTE

$1,000,000 USD	Las Vegas, Nevada January 19, 2023

FOR VALUE RECEIVED, LIVE VENTURES INCORPORATED, a Nevada corporation (the “Borrower”), hereby unconditionally promises to pay to the order of SPRIGGS INVESTMENTS, LLC, a Missouri limited liability company (the “Noteholder”), the principal amount of $1,000,000 USD (the “Loan”), together with all accrued interest thereon, as provided in this Promissory Note (this “Note”).

1.
Payment Dates.
(a)
Payment Date. Interest on the outstanding Loan shall be payable at the Interest Rate (as defined below) and shall be payable in arrears on the last day of each month commencing January 31, 2023 and on the Maturity Date (as defined below). The aggregate unpaid principal amount of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note shall be due and payable on July 31, 2024 (the “Maturity Date”).
(b)
Prepayment. The Borrower may prepay the Loan in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Notwithstanding the foregoing, if the Borrower prepays the Loan in whole or in part on or prior to July 19, 2023 (the “Six Month Date”), then Borrower shall pay the Noteholder, in addition to all other amounts owing hereunder, a prepayment penalty in an amount equal to $100,000 USD less the amount of any interest paid or to be paid by the Borrower (other than interest paid at the Default Rate due to a default of Borrower’s obligations hereunder) up to the date of prepayment.
2.
Interest.
(a)
Interest Rate. Except as provided in Section 2(b), principal amounts outstanding under this Note shall bear interest at a rate per annum (the “Interest Rate”) equal to 12.0%.
(b)
Default Interest. If any amount payable hereunder is not paid when due (without regard to any applicable grace period), whether at stated maturity, by acceleration, or otherwise, such overdue amount shall bear interest at the Interest Rate plus 4.0% (the “Default Rate”).
(c)
Computation of Interest. All computations of interest hereunder shall be made on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed. Interest shall begin to accrue on the Loan on the date of this Note. On any portion of the Loan that is repaid, interest shall not accrue on the date on which such payment is made.
(a)
Interest Rate Limitation. If at any time the interest rate payable on the Loan shall exceed the maximum rate of interest permitted to be charged by the Noteholder to the Borrower under applicable law, such interest rate shall be reduced automatically to the maximum rate permitted.

Signature Page to Note

3.
Use of Proceeds.
(a)
Permitted Use. The Borrower shall use the Loan proceeds for the sole purpose of consummating the acquisition (the “Acquisition”) of Flooring Liquidators, Inc., Elite Builder Services, inc., 7 Day Stone, Inc., Floorable, LLC, K2L Leasing, LLC, and SJ & K Equipment, Inc. (the “Companies”), as contemplated by that certain Securiteis Purchase Agreement entered into by and among Flooring Affiliated Holdings, LLC, a Delaware limited liability company, Steven J. Kellogg, in his capacity as the seller representative and equity holder of the Companies, the other equityholders of the Companies a party thereto, and Live Ventures Incorporated (the “Acquisition Agreement”). The Loan proceeds shall not be used for any other purpose unless Noteholder has first consented in writing to such additional uses and then only to the extent of such permitted use that is expressly provided for within such written consent.
(b)
Early Repayment. In the event that the Closing of the Acquisition does not occur on or by 11:59 p.m., Las Vegas time, January 31, 2023 (the “Target Closing Date”) or such date on or after January 31, 2023 as the Borrower and the Noteholder may mutually agree in writing, then Borrower shall repay, in full without demand, the Loan, together with all accrued interest thereon through the date of repayment, to Noteholder in immediately available funds. For the purposes of this Section 3(b), the “Closing of the Acquisition” means (i) the Acquisition Agreement has been signed by each of the parties thereto; and (ii) all closing conditions and closing deliveries under the Acquisition Agreement to occur or be performed by or at the closing of the Acquisition shall have occurred or been performed in accordance with the terms of the Acquisition Agreement, except solely with respect to those conditions and deliveries that are waived in writing by the party entitled to waive the same under the Acquisition Agreement.
4.
Payment Mechanics.
(a)
Manner of Payment. All payments of principal and interest shall be made in US dollars no later than 12:00 p.m., Las Vegas time, on the date on which such payment is due. Such payments shall be made by cashier’s check, certified check, or wire transfer (as designated by Noteholder) of immediately available funds to the Noteholder’s account at a bank specified by the Noteholder in writing to the Borrower from time to time.
(b)
Application of Payments. All payments shall be applied, first, to fees or charges outstanding under this Note, second, to accrued interest, and, third, to principal outstanding under this Note.
(c)
Business Day. Whenever any payment hereunder is due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and interest shall be calculated to include such extension. “Business Day” means a day other than Saturday, Sunday, or other day on which commercial banks in Las Vegas, Nevada, USA, are authorized or required by law to close.
5.
Representations and Warranties. The Borrower represents and warrants to the Noteholder as follows:
(a)
Existence. The Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Nevada. The Borrower has the requisite corporate power and authority to own, lease, and operate its property, and to carry on its business.

(b)
Power and Authority. The Borrower has the requisite power and authority to execute, deliver, and perform its obligations under this Note.
(c)
Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with applicable law. The Borrower has duly executed and delivered this Note.
(d)
No Approvals. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal, or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory, or administrative powers or functions of, or pertaining to, government (each, a “Governmental Authority”) or any other person, is required in order for the Borrower to execute, deliver, or perform any of its obligations under this Note.
(e)
No Violations. The execution and delivery of this Note and the consummation by the Borrower of the transactions contemplated hereby do not and will not (i) violate any provision of the Borrower’s organizational documents; (ii) violate any law applicable to the Borrower by which any of its properties or assets may be bound; or (iii) constitute a default under any material agreement or contract by which the Borrower may be bound.
(f)
Enforceability. This Note is a valid, legal, and binding obligation of the Borrower, enforceable against the Bower in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors’ rights and remedies generally, and subject as to enforceability, to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.
6.
Events of Default. The occurrence and continuance of any of the following shall constitute an “Event of Default” hereunder:
(a)
Failure to Pay. The Borrower fails to pay (i) any principal amount of the Loan when due; (ii) any interest on the Loan within 5 Business Days after the date such amount is due; or (iii) any other amount due hereunder within 10 Business Days after such amount is due.
(b)
Breach of Representations and Warranties. Any representation or warranty made by the Borrower to the Noteholder herein contains an untrue or misleading statement of a material fact as of the date made or deemed made; provided, however, no Event of Default shall be deemed to have occurred pursuant to this Section 6(b) if, within 30 days of the date on which the Borrower receives notice (from any source) of such untrue or misleading statement, Borrower shall have addressed the adverse effects of such untrue or misleading statement to the reasonable satisfaction of the Noteholder.
(c)
Bankruptcy; Insolvency.
(i)
The Borrower institutes a voluntary case seeking relief under any law relating to bankruptcy, insolvency, reorganization, or other relief for debtors.
(ii)
An involuntary case is commenced seeking the liquidation or reorganization of the Borrower under any law relating to bankruptcy or insolvency, and such case is not dismissed or vacated within 90 days of its filing.

(iii)
The Borrower makes a general assignment for the benefit of its creditors.
(iv)
The Borrower is unable, or admits in writing its inability, to pay its debts as they become due.
(v)
A case is commenced against the Borrower or its assets seeking attachment, execution, or similar process against all or a substantial part of its assets, and such case is not dismissed or vacated within 90 days of its filing.
(d)
Breach of Covenants. The Borrower fails to observe or perform any covenant, condition, or agreement in this Note, other than an obligation to make payments when due or provide notice to Notholder of a default under this Note, and such failure continues for 20 Business Days after written notice to the Borrower.
(e)
Default of First Loan Documents. The Borrower or any Guarantor fails to observe or perform any covenant, obligation, or agreement in the First Loan Documents that continues beyond the applicable cure period set forth therein. For the purposes of this Note, the “First Loan Documents” means that certain Promissory Note executed by Borrower and Lender dated July 10, 2020, in the original principal amount of $2,000,000 (the “First Note”), the Guaranty by Jon Isaac in favor of Lender, guaranteeing the obligations of Borrower under the First Note, dated July 10, 2020 (the “First Isaac Guaranty”), the Guaranty by Isaac Capital Group, LLC, a Delaware limited liability company, guaranteeing the obligations of Borrower under the First Note, dated July 10, 2020 (the “First ICG Guaranty” and together with the First Isaac Guaranty, the “First Guarantees” and each, a “First Guaranty”), as each may be amended or modified from time to time.
7.
Notice of Event of Default. As soon as possible after it becomes aware that an Event of Default has occurred, and in any event within five Business Days, the Borrower shall notify the Noteholder in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default. The Borrower, for itself and for any guarantors, endorsers, and/or any other person or persons now or hereafter liable hereon, hereby waives presentment, demand of payment, protest, notice of nonpayment, and any and all other notices and demands whatsoever in connection with the enforcement of this Note or the taking of any action to collect sums owing hereunder.
8.
Remedies. Upon the occurrence and during the continuance of an Event of Default, the Noteholder may, at its option and in addition to any other remedy available to it by law or contract, by written notice to the Borrower declare the outstanding principal amount of the Loan, accrued and unpaid interest thereon, and all other amounts payable hereunder immediately due and payable; provided, however, if an Event of Default described in Section 6(e) shall occur and Lender shall have provided written notice therof pursuant to the terms of the First Note or an Event of Default described in Sections 6(c)(i), (iii), or (iv) shall occur, the outstanding principal amount, accrued and unpaid interest, and all other amounts payable hereunder shall become immediately due and payable without notice, declaration, or other act on the part of the Noteholder.
9.
Expenses. The Borrower shall reimburse the Noteholder on demand for all documented out-of-pocket costs, expenses, and fees, including the fees and expenses of counsel, incurred by the Noteholder in connection with the negotiation, documentation, and execution of this Note and the enforcement of the Noteholder’s rights hereunder. Upon the execution of this Note, Borrower shall pay to Lender (a) $5,000 in Lender Fees, and (b) $10,000 as an origination fee for this Loan.

10.
Notices. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (x) deposit with an overnight courier service, properly addressed, and postage prepaid; (y) transmittal by facsimile or e-mail properly addressed (with written acknowledgment from the intended recipient such as “return receipt requested” function, return e-mail, or other written acknowledgment); or (z) actual receipt by an employee or agent of the other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:
(a)
If to the Borrower:

Live Ventures Incorporated

325 E. Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

Attention: Jon Isaac, President and Chief Executive Officer

E-mail: j.isaac@isaac.com

(b)
If to the Noteholder:

Spriggs Investments, LLC

3703 Red Fox Run

Joplin, Missouri 64804

Attention: Rodney Spriggs, Manager

E-mail: rodney.spriggs@vintagestock.com

With a copy (which shall not serve as notice) to:

Conroy Baran, LLC

1316 Saint Louis Avenue, 2nd Floor

Kansas City, Missouri 64101

Attention: Kyle Conroy, Member

E-Mail: kconroy@conroybaran.com

11.
Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract, tort, or otherwise) based on, arising out of, or relating to this Note and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Missouri.
12.
Disputes.
(a)
Submission to Jurisdiction.
(i)
The Borrower irrevocably and unconditionally (A) agrees that any action, suit, or proceeding arising from or relating to this Note may be brought in the United States District Court for the Western District of Missouri, and (B) submits to the exclusive jurisdiction of such courts in any such action, suit, or proceeding. Final judgment against the Borrower in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(ii)
Nothing in this Section 12(a) shall affect the right of the Noteholder to bring any action, suit, or proceeding relating to this Note against the Borrower or its properties in the courts of any other jurisdiction.

(iii)
Nothing in this Section 12(a) shall affect the right of the Noteholder to serve process upon the Borrower in any manner authorized by the laws of any such jurisdiction.
(b)
Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by law, (i) any objection that it may now or hereafter have to the laying of venue in any action, suit, or proceeding relating to this Note in any court referred to in Section 12(a), and (ii) the defense of inconvenient forum to the maintenance of such action, suit, or proceeding in any such court.
(c)
Waiver of Jury Trial. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.
13.
Successors and Assigns. This Note may be assigned or transferred by the Noteholder to any individual, corporation, company, limited liability company, trust, joint venture, association, partnership, unincorporated organization, governmental authority, or other entity.
14.
Integration. This Note constitutes the entire contract between the Borrower and the Noteholder with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.
15.
Amendments and Waivers. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Borrower and the Noteholder. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.
16.
No Waiver; Cumulative Remedies. No failure by the Noteholder to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law.
17.
Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.
18.
Counterparts. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (“pdf”) format shall be as effective as delivery of a manually executed counterpart of this Note.
19.
Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Note shall be deemed to include electronic and digital signatures and the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures and paper-based recordkeeping systems, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. § 7001 et seq.) and any other similar state laws based on the Uniform Electronic Transactions Act.

EXECUTION COPY

ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE NOTE. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the Borrower has executed this Note as of January 19, 2023.

LIVE VENTURES INCORPORATED By:______________________________ Jon Isaac, President and Chief Executive Officer
ACKNOWLEDGED AND ACCEPTED BY NOTEHOLDER: SPRIGGS INVESTMENTS, LLC By: ______________________________ Rodney Spriggs, Manager

Signature Page to Note